                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 APRIL 23, 2004

                                 HORIZON BANCORP
             (Exact name of registrant as specified in its charter)

                                     INDIANA
                 (State or other jurisdiction of incorporation)

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
         0-10792                                          35-1562417
  (Commission File No.)                   (I.R.S. Employer Identification No.)
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                               515 FRANKLIN SQUARE
                             MICHIGAN CITY, IN 46360
                    (Address of principal executive officer)


                                 (219) 879-0211
              (Registrant's telephone number, including area code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This Current Report on Form 8-K is being filed to furnish the earnings release issued by the Registrant on April 23, 2004. The release is attached hereto as
Exhibit 99.1 and incorporated by reference.

The information in this Current Report on Form 8-K, including the attached exhibit, is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by Horizon Bancorp.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  April 23, 2004

                                HORIZON BANCORP

                                By: /s/ James H. Foglesong
                                    -------------------------------------------
                                    James H. Foglesong, Chief Financial Officer




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                                  EXHIBIT INDEX
                                  -------------

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Number       Description
------       -----------

99.1         Press Release dated April 23, 2004
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